EXHIBIT 99.1
GENERAL ELECTRIC CAPITAL CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
On November 17, 2015, General Electric Capital Corporation's ("GECC") parent, General Electric Company ("GE") completed the previously announced split-off of Synchrony Financial ("Synchrony") through which GE accepted 671,366,809 shares of GE common stock from its shareholders in exchange for 705,270,833 shares of Synchrony stock representing all of the Synchrony shares that it owned (the "Exchange"). As a result, Synchrony's historical results will be reported in GECC's consolidated financial statements as discontinued operations and in subsequent periods GECC's consolidated financial statements will no longer reflect the assets, liabilities, results of operations or cash flows attributable to Synchrony.
Also, on November 17, 2015, in a preliminary transaction, GECC distributed all the stock of a corporation that held the 705,270,833 shares of Synchrony common stock and certain energy assets to GE.
The following unaudited pro forma condensed consolidated statement of financial position of GECC as of September 30, 2015 is presented as if the Exchange and related events, as described in the notes to these unaudited pro forma condensed consolidated financial statements, had occurred at September 30, 2015. The unaudited pro forma condensed consolidated statements of earnings for the nine months ended September 30, 2015 and 2014, and each of the years ended December 31, 2014, 2013 and 2012, are presented as if such events had occurred on January 1, 2012. The unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of GE, GECC and Synchrony for each period presented and in the opinion of GECC management, all adjustments and disclosures necessary for a fair presentation of the pro forma data have been made.
These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial condition that would have been achieved had the Exchange and related events been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the notes thereto should be read together with the following:

GE's audited consolidated financial statements and the notes thereto as of and for the year ended December 31, 2014, and Management's Discussion and Analysis included in GE's Annual Report on Form 10-K for the year ended December 31, 2014 as updated by GE's Current Report on Form 8-K filed August 7, 2015.


GECC's audited consolidated financial statements and the notes thereto as of and for the year ended December 31, 2014, and Management's Discussion and Analysis included in GECC's Annual Report on Form 10-K for the year ended December 31, 2014 as updated by GECC's Current Report on Form 8-K filed May 11, 2015.


GECC's unaudited consolidated financial statements and the notes thereto as of and for the nine months ended September 30, 2015, and Management's Discussion and Analysis included in GECC's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.


Synchrony's audited consolidated financial statements and the notes thereto as of and for the year ended December 31, 2014, and Management's Discussion and Analysis included in Synchrony's Annual Report on Form 10-K for the year ended December 31, 2014.


Synchrony's unaudited consolidated financial statements and the notes thereto as of and for the nine months ended September 30, 2015, and Management's Discussion and Analysis included in Synchrony's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

	Synchrony's Registration Statement on Form S-4 filed October 19, 2015.
	Synchrony's Amendment No. 1 to Registration Statement on Form S-4 filed November 3, 2015.

General Electric Capital Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Financial Position
At September 30, 2015

	General
	Electric
	Capital	Deconsolidation
	Corporation	Synchrony		Effects of the
(In millions, except share amounts)	Historical(a)	and Other Assets	Adjustments	Exchange	Pro Forma
Assets
Cash and equivalents	$82,276	$(12,331)	$-	$-	$69,945
Investment securities	36,868	(3,596)	-	-	33,272
Inventories	59	-	-	-	59
Financing receivables – net	83,748	(60,227)	-	-	23,521
Other receivables	14,039	(165)	-	-	13,874
Property, plant and equipment – net	34,516	(302)	-	-	34,214
Investment in Synchrony	-	-	16,589	(16,589)	-
Goodwill	11,460	(951)	(7,659)	-	2,850
Other intangible assets – net	1,177	(646)	-	-	531
Other assets	19,155	(785)	-	-	18,370
Financing receivables held for sale	23,665	-	-	-	23,665
Assets of businesses held for sale	4,917	-	-	-	4,917
Assets of discontinued operations	121,940	-	-	-	121,940
Total assets	$433,819	$(79,003)	$8,930	$(16,589)	$347,157

Liabilities and equity
Short-term borrowings	$42,880	$-	$-	$-	$42,880
Accounts payable	2,213	(256)	-	-	1,957
Non-recourse borrowings of consolidated securitization entities	16,225	(13,640)	-	-	2,585
Bank deposits	48,656	(40,548)	-	-	8,108
Long-term borrowings	164,183	(10,240)	-	-	153,943
Investment contracts, insurance liabilities
and insurance annuity benefits	26,646	-	-	-	26,646
Other liabilities	11,330	(2,471)	-	102	8,961
Deferred income taxes	6,458	630	(441)	-	6,647
Liabilities of businesses held for sale	260	-	-	-	260
Liabilities of discontinued operations	43,642	-	-	-	43,642
Total liabilities	362,493	(66,525)	(441)	102	295,629

Preferred stock, $0.01 par value (750,000 shares authorized
and 50,000 shares issued and outstanding at September 30, 2015)	-	-	-	-	-
Common stock, $14 par value (4,166,000 shares authorized
and 1,000 shares issued and outstanding at September 30, 2015)	-	-	-	-	-
Accumulated other comprehensive income (loss) – net
Investment securities	580	1	(1)	1	581
Currency translation adjustments	(1,412)	19	(19)	22	(1,390)
Cash flow hedges	(192)	-	-	-	(192)
Benefit plans	(569)	1	(1)	1	(568)
Additional paid-in capital	33,019	(9,296)	9,104	(20,383)	12,443
Retained earnings	36,740	(3,203)	3,078	3,668	40,284
Total GECC shareowners' equity	68,166	(12,478)	12,161	(16,691)	51,158
Noncontrolling interests	3,160	-	(2,790)	-	370
Total equity	71,326	(12,478)	9,371	(16,691)	51,528
Total liabilities and equity	$433,819	$(79,003)	$8,930	$(16,589)	$347,157

(a)	As reported in General Electric Capital Corporation Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.
Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Capital Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the nine months ended September 30, 2015

	General
	Electric
	Capital	Deconsolidation
	Corporation	Synchrony		Effects of the
(In millions)	Historical(a)	and Other Assets	Adjustments	Exchange	Pro Forma

Revenues
Revenues from services	$17,388	$(8,061)	$-	$-	$9,327
Sales of goods	64	-	-	-	64
Total revenues	17,452	(8,061)	-	-	9,391

Costs and expenses
Interest	3,096	(839)	-	-	2,257
Operating and administrative	6,714	(2,384)	-	-	4,330
Cost of goods sold	58	-	-	-	58
Investment contracts, insurance losses and
insurance annuity benefits	2,070	-	-	-	2,070
Provision for losses on financing receivables	4,636	(2,129)	-	-	2,507
Depreciation and amortization	1,841	(35)	-	-	1,806
Total costs and expenses	18,415	(5,387)	-	-	13,028

Earnings (loss) from continuing operations
before income taxes	(963)	(2,674)	-	-	(3,637)
Benefit (provision) for income taxes	(6,164)	995	-	-	(5,169)

Earnings (loss) from continuing operations	(7,127)	(1,679)	-	-	(8,806)
Less net earnings (loss) attributable to noncontrolling interests	267	(257)	-	-	10
Net earnings (loss) from continuing operations
attributable to GECC	$(7,394)	$(1,422)	$-	$-	$(8,816)

(a)	As reported in General Electric Capital Corporation Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Capital Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the nine months ended September 30, 2014

	General
	Electric
	Capital	Deconsolidation
	Corporation	Synchrony		Effects of the
(In millions)	Historical(a)	and Other Assets	Adjustments	Exchange	Pro Forma

Revenues
Revenues from services	$19,134	$(7,447)	$100	$-	$11,787
Sales of goods	89	-	-	-	89
Total revenues	19,223	(7,447)	100	-	11,876

Costs and expenses
Interest	3,184	(632)	100	-	2,652
Operating and administrative	6,076	(2,029)	-	-	4,047
Cost of goods sold	81	-	-	-	81
Investment contracts, insurance losses and					-
insurance annuity benefits	2,041	-	-	-	2,041
Provision for losses on financing receivables	2,693	(2,120)	-	-	573
Depreciation and amortization	1,929	(18)	-	-	1,911
Total costs and expenses	16,004	(4,799)	100	-	11,305

Earnings (loss) from continuing operations
before income taxes	3,219	(2,648)	-	-	571
Benefit (provision) for income taxes	109	993	-	-	1,102

Earnings (loss) from continuing operations	3,328	(1,655)	-	-	1,673
Less net earnings (loss) attributable to noncontrolling interests	76	(50)	-	-	26
Net earnings (loss) from continuing operations
attributable to GECC	$3,252	$(1,605)	$-	$-	$1,647

(a)	As reported in General Electric Capital Corporation Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Capital Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the year ended December 31, 2014

	General
	Electric
	Capital	Deconsolidation
	Corporation	Synchrony		Effects of the
(In millions)	Historical(a)	and Other Assets	Adjustments	Exchange	Pro Forma

Revenues
Sales of goods	$121	$-	$-	$-	$121
Revenues from services	26,223	(10,178)	108	-	16,153
Total revenues	26,344	(10,178)	108	-	16,274

Costs and expenses
Cost of goods sold	104	-	-	-	104
Interest and other financial charges	4,249	(912)	108	-	3,445
Investment contracts, insurance losses and
insurance annuity benefits	2,678	-	-	-	2,678
Provision for losses on financing receivables	3,623	(2,917)	-	-	706
Other costs and expenses	11,124	(2,852)	-	-	8,272
Total costs and expenses	21,778	(6,681)	108	-	15,205

Earnings (loss) from continuing operations
before income taxes	4,566	(3,497)	-	-	1,069
Benefit (provision) for income taxes	126	1,310	-	-	1,436

Earnings (loss) from continuing operations	4,692	(2,187)	-	-	2,505
Less net earnings (loss) attributable to noncontrolling interests	162	(132)	-	-	30
Net earnings (loss) from continuing operations
attributable to GECC	$4,530	$(2,055)	$-	$-	$2,475

(a)	As reported in General Electric Company Current Report on Form 8-K filed August 7, 2015.

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Capital Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the year ended December 31, 2013

	General
	Electric
	Capital	Deconsolidation
	Corporation	Synchrony		Effects of the
(In millions)	Historical(a)	and Other Assets	Adjustments	Exchange	Pro Forma

Revenues
Sales of goods	$126	$-	$-	$-	$126
Revenues from services	26,882	(9,333)	222	-	17,771
Total revenues	27,008	(9,333)	222	-	17,897

Costs and expenses
Cost of goods sold	108	-	-	-	108
Interest and other financial charges	4,690	(734)	151	-	4,107
Investment contracts, insurance losses and
insurance annuity benefits	2,779	-	-	-	2,779
Provision for losses on financing receivables	4,053	(3,072)	-	-	981
Other costs and expenses	10,787	(2,240)	71	-	8,618
Total costs and expenses	22,417	(6,047)	222	-	16,591

Earnings (loss) from continuing operations
before income taxes	4,591	(3,286)	-	-	1,305
Benefit (provision) for income taxes	456	1,218	-	-	1,674

Earnings (loss) from continuing operations	5,047	(2,069)	-	-	2,978
Less net earnings (loss) attributable to noncontrolling interests	53	-	-	-	53
Net earnings (loss) from continuing operations
attributable to GECC	$4,994	$(2,069)	$-	$-	$2,925

(a)	As reported in General Electric Company Current Report on Form 8-K filed August 7, 2015.

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Capital Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the year ended December 31, 2012

	General
	Electric
	Capital	Deconsolidation
	Corporation	Synchrony		Effects of the
(In millions)	Historical(a)	and Other Assets	Adjustments	Exchange	Pro Forma

Revenues
Sales of goods	$118	$-	$-	$-	$118
Revenues from services	26,453	(8,852)	206	-	17,807
Total revenues	26,571	(8,852)	206	-	17,925

Costs and expenses
Cost of goods sold	99	-	-	-	99
Interest and other financial charges	5,632	(753)	146	-	5,025
Investment contracts, insurance losses and					-
insurance annuity benefits	2,984	-	-	-	2,984
Provision for losses on financing receivables	3,224	(2,733)	-	-	491
Other costs and expenses	9,523	(1,874)	60	-	7,709
Total costs and expenses	21,462	(5,360)	206	-	16,308

Earnings (loss) from continuing operations
before income taxes	5,109	(3,492)	-	-	1,617
Benefit (provision) for income taxes	(513)	1,291	-	-	778

Earnings (loss) from continuing operations	4,596	(2,201)	-	-	2,395
Less net earnings (loss) attributable to noncontrolling interests	63	-	-	-	63
Net earnings (loss) from continuing operations
attributable to GECC	$4,533	$(2,201)	$-	$-	$2,332

(a)	As reported in General Electric Company Current Report on Form 8-K filed August 7, 2015.

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1) GECC DISTRIBUTION AND DECONSOLIDATION OF SYNCHRONY AND OTHER ASSETS

Prior to the completion of its initial public offering on August 5, 2014, Synchrony was a wholly owned subsidiary of GECC and an indirect wholly owned subsidiary of GE. Following the IPO, GECC beneficially owned 705,270,833 shares of Synchrony common stock in the aggregate, representing approximately 84.6 % of the outstanding shares of Synchrony common stock. Also, on November 17, 2015, in a preliminary transaction, GECC distributed to GE all the stock of a corporation that held the 705,270,833 shares of Synchrony common stock and certain energy assets.

Synchrony's historical results will be reported in GECC's consolidated financial statements as discontinued operations, and in subsequent periods GECC's consolidated financial statements will no longer reflect the assets, liabilities, results of operations or cash flows attributable to Synchrony. The deconsolidation adjustments reflect (i) the reversal of the historical assets and liabilities and results of operations of Synchrony and the energy assets as recorded by GECC, including the related tax impact, (ii) the reversal of consolidation entries and intercompany eliminations between Synchrony and GECC to present Synchrony as an unconsolidated subsidiary, and (iii) the allocation of goodwill as a result of the completion of the Exchange and related events. Not included in the pro forma results are anticipated savings due to costs that may be reduced or eliminated.

2) GE'S EXCHANGE AND SPLIT-OFF OF SYNCHRONY
On November 17, 2015, GE completed the previously announced split-off of Synchrony through which GE accepted 671,366,809 shares of GE common stock from its shareholders in exchange for 705,270,833 shares of Synchrony stock representing all the Synchrony stock that it owned. The Exchange is intended to qualify for tax-free treatment under section 355 of the Internal Revenue Code of 1986, as amended.
These unaudited pro forma condensed consolidated financial statements reflect an exchange ratio of 1.0505 shares of Synchrony common stock for each share of GE common stock, which represents the ratio that was in effect following the official close of trading on the New York Stock Exchange ("NYSE") on November 12, 2015, and is calculated as the average GE price of $30.3454 per share divided by 93% of the average Synchrony price of $31.0620 per share, reflecting a discount of 7%. The average prices reflect the simple arithmetic average of the daily volume-weighted average prices ("VWAPs") of shares of GE common stock and Synchrony common stock on the NYSE during the three consecutive trading days ending on and including November 12, 2015. These unaudited pro forma condensed consolidated financial statements reflect the distribution by GECC to GE as described above, the exchange ratio and GE's closing price as of November 16, 2015.

Shares of Synchrony common stock exchanged by GE	705,270,833
Exchange ratio	1.0505
Total shares of GE common stock accepted by GE	671,366,809

This transaction results in a pro forma one-time net gain to GECC estimated as of September 30, 2015 to be approximately $3,668 million calculated as follows:

(In millions)

Fair value of GE common stock tendered (671,366,809 shares acquired at the GE closing price of	$20,383
$30.36 per share as of November 16, 2015)
GECC's carrying value in Synchrony at September 30, 2015	(16,589)
Accumulated other comprehensive loss	(24)
Estimated transaction costs	(102)
Pro forma net gain as of September 30, 2015	$3,668

The pro forma net gain, which would be reflected in discontinued operations in GECC's consolidated statement of earnings, has not been reflected in the unaudited pro forma condensed consolidated statements of earnings.
The amount of the actual gain may differ materially from the pro forma net gain set forth above based on factors including GECC's carrying value of Synchrony at the time the Exchange was consummated (which carrying value would be expected to increase as GECC recognizes its share of Synchrony's earnings through the closing of the Exchange).